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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 26, 2001


          CWMBS, INC., (as depositor under the Pooling and Servicing
          Agreement, dated as of November 1, 2001, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 2001-11,
             Mortgage Pass-Through Certificates, Series 2001-26).

                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                 333-64564           95-4596514
          --------                 ---------           ----------
(State or Other Jurisdiction      (Commission       (I.R.S. Employer
      of Incorporation)           File Number)      Identification No.)


                 4500 Park Granada
               Calabasas, California                     91302
               ---------------------                     -----
     (Address of Principal Executive Officers)        (Zip Code)




       Registrant's telephone number, including area code (818) 225-3000
                                                          --------------

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Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its, Alternative Loan Trust 2001-11, CHL Mortgage Pass-Through Certificates, Series 2001-26 (the "Certificates").

Incorporation of Certain Documents by Reference
-----------------------------------------------

     The consolidated financial statements of MBIA Inc. and its subsidiaries and MBIA Insurance Corporation and its subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the three years in the period ended December 31, 2000, included in the Annual Report on Form 10-K of MBIA Inc. (which was filed with the Securities and Exchange Commission are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for Alternative Loan Trust 2001-11, CHL Mortgage Pass-Through Certificates, Series 2001-26, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP
("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus and the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1



____________________________

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated October 22, 2001 and the prospectus supplement dated on or about November 26, 2001 (collectively, the "Prospectus"), of CWMBS, Inc., relating to its Alternative Loan Trust 2001-11, CHL Mortgage Pass-Through Certificates, Series 2001-26.


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Item 7.  Financial Statements, Pro Forma Financial

     Information and Exhibits.
     -------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.1 Consent of PricewaterhouseCoopers LLP


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWMBS, INC.



                                               By:  /s/ Celia Coulter
                                                    -------------------------
                                                    Celia Coulter
                                                    Vice President



Dated:  November 26, 2001


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Exhibit Index
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Exhibit                                                                 Page
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23.1              Consent of PricewaterhouseCoopers LLP


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